UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-06670

CREDIT SUISSE INSTITUTIONAL FUND, INC.
(Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue, New York, New York	10017-3140
(Address of Principal Executive Offices)	(Zip Code)

J. Kevin Gao, Esq.
Credit Suisse Institutional Fund, Inc.
466 Lexington Avenue
New York, New York  10017-3140

Registrant’s telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2005 to April 30, 2006

Item 1. Reports to Stockholders.

2

CREDIT SUISSE
INSTITUTIONAL FUND

Semiannual Report

April 30, 2006

(unaudited)

CREDIT SUISSE INSTITUTIONAL FUND, INC.

■  LARGE CAP VALUE PORTFOLIO

■  INTERNATIONAL FOCUS PORTFOLIO

■  CAPITAL APPRECIATION PORTFOLIO

■  INVESTMENT GRADE FIXED INCOME PORTFOLIO

The Portfolios' investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, is provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolios' management are as of the date of the letters and Portfolios' holdings described in this document are as of April 30, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

May 31, 2006

Dear Shareholder:

For the six months ended April 30, 2006, Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio1 (the "Portfolio") had a gain of 10.76%, vs. an increase of 12.87% for the Russell 1000® Value Index.2

Market Overview: GDP rebounds, market moves upward

The period was an overall positive one for US equities, supported by economic expansion and optimism over corporate earnings. While fourth quarter 2005 GDP growth was modest compared with earlier quarters, as the economy absorbed a severe hurricane season, growth rebounded: First quarter 2006 GDP rose at its highest quarterly rate in more than two years. Notwithstanding the period immediately following this report, investors' appetite for risk taking remained, in general, healthy during the semiannual period ended April 30, 2006. This occurred during a period of high energy costs, steadily rising interest rates and ongoing political tensions in the Middle East.

Most sectors of the market advanced, led by economically sensitive areas such as energy, materials and producer durables companies. In the large-capitalization area, value stocks outperformed growth stocks. Small-capitalization stocks outpaced larger cap stocks in general, extending a long period of small cap outperformance.

Strategic Review: Focus on company fundamentals

The Portfolio participated in the market's rally but trailed its benchmark. This was due in part to certain technology holdings that struggled, such as Microsoft and International Business Machines (0.9% and 2.2% of the Portfolio's net assets, respectively, as of April 30, 2006), which lagged as investors favored more-speculative technology stocks. The Portfolio's health care and financial services stocks, while positive in absolute terms, underperformed. On the positive side, the Portfolio's performance was aided by good stock selection in the energy-services sector, as well as its overweighting in that sector. The Portfolio's producer durables and consumer discretionary holdings also had good performance.

In terms of noteworthy recent portfolio activity, our purchases included Abbott Laboratories (1.3% of the Portfolio's net assets as of April 30, 2006), a health care products company, using weakness in the stock price as a buying opportunity. We believe that the company has the potential to improve its growth rate and relative valuation. In the financial services area, we purchased Aflac (1.2% of the Portfolio's net assets as of April 30, 2006). We viewed the stock as undervalued

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

compared with its historical range, and we think the company's insurance sales in Japan could rebound going forward. Our sales included a number of stocks that had appreciated to reach our price target, such as McDonalds and JC Penney.

Going forward, we will continue to adhere to our strategy of investing in dividend-paying stocks of companies with large market capitalizations. Using proprietary bottom-up equity research and detailed quantitative analyses, we look for stocks that are deeply discounted relative to our view of their upside potential, in terms of valuation and/or income, with an emphasis on companies that stand to benefit from the positive impact of a likely significant event.

The Credit Suisse Large Cap Value Team

Stephen J. Kaszynski

Robert E. Rescoe

Adam Scheiner

The value of investments generally will fluctuate in response to market movements and the Portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

1 Year	5 Years	Since Inception	Inception Date
10.06%	5.89%	7.88%	6/30/97

Average Annual Returns as of April 30, 20061

1 Year	5 Years	Since Inception	Inception Date
17.34%	5.70%	8.23%	6/30/97

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,107.60
Expenses Paid per $1,000*	$3.92
Hypothetical 5% Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,021.08
Expenses Paid per $1,000*	$3.76
Annualized Expense Ratios*	0.75%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the   average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

May 31, 2006

Dear Shareholder:

For the six months ended April 30, 2006, Credit Suisse Institutional Fund, Inc. — International Focus Portfolio1 (the "Portfolio") had a gain of 21.28%, vs. an increase of 22.89% for the MSCI EAFE Index.2 The Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index2 had an increase of 25.04% in the period.

Market Overview: Across the board rally

The period was a solidly positive one for international equities. Most European stock markets outpaced the US market in local-currency returns, and had even better performance in US dollar terms due to a rise in the European currencies vs. the dollar in the period. Japan continued to rally on evidence that its economy is finally recovering, advancing about 23% in both yen and dollar terms. Emerging markets outpaced developed markets as a group, paced by the "BRIC" economies — Brazil, Russia, India and China — all with gains in excess of 40% in dollar terms.

From a sector standpoint, performance was positive across the board, led by materials, industrials, technology and consumer discretionary stocks. Telecommunications stocks had only a small gain on average.

Strategic Review: Strong Asia performance countered by Europe

The Portfolio participated in the rally in foreign stock markets, though it trailed its benchmark. Stocks that aided the Portfolio's return included its industrial and consumer discretionary holdings. Stocks that hindered the Portfolio's performance, relatively speaking, included its energy and materials holdings. The Portfolio's overweighting in the telecommunications sector also hampered its relative return. In regional terms, good stock selection in Japan and South Korea drove the Portfolio's outperformance in Asia, while its European holdings, including those from emerging Europe, collectively underperformed.

Outlook and strategy

Given recent strong performance in many international stock markets, some consolidation may be in store, and risks such as high energy prices, a weakening dollar or interest rates being hiked too far bear monitoring. However, on balance, we believe that the backdrop for international equities could remain favorable. Although interest rates have been steadily rising in the US, we think this trend may be near a peak. We also think the US economy can avoid a "hard landing," providing support for growth elsewhere in the world.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

At the same time, the economic cycle appears to be picking up in Europe, Japan has been moving out of a deflationary environment, potentially continuing its broadest-based recovery in a decade, and many emerging markets have improving macro fundamentals. China continues to be the growth engine of Asia, as well as a key factor behind the direction of commodity prices.

From a sector perspective, valuations have converged over the past year or so. After many years of the markets favoring value over growth, the sound economic backdrop and comparable stock multiples could seem to favor growth stocks going forward.

We believe that growth opportunities exist in a number of areas. In developed markets, namely Europe and Japan, we have added names in computer software that stand to benefit from higher technology spending as legacy systems are upgraded. We have also increased our exposure to beverages and oil services (the latter being a structural growth story within a cyclical sector). We have added several Japanese "mega banks," in the belief they might be beneficiaries of rising interest rates and an improving lending environment in that country. We took advantage of a significant pullback in emerging markets earlier this year to add positions in stocks with potentially strong long-term growth prospects, such as Indian telecommunications and metals and mining companies. Stocks from emerging markets accounted for about 11% of the Portfolio's assets as of the end of the period.

The Credit Suisse International Equity Team

Nancy Nierman

Anne S. Budlong

Emily Alejos

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's 15 largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

1 Year	5 Years	10 Years	Since Inception	Inception Date
25.75%	8.95%	5.41%	8.39%	9/01/92

Average Annual Returns as of April 30, 20061

1 Year	5 Years	10 Years	Since Inception	Inception Date
34.47%	9.05%	5.31%	8.73%	9/01/92

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International ACWI (All Country World Index) Free Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the US. Effective February 28, 2006, the portfolio has elected to change its benchmark to the Morgan Stanley Capital International EAFE Index (Europe, Australasia and Far East) (net dividends), a free-float adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,212.80
Expenses Paid per $1,000*	$5.21
Hypothetical 5% Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,020.08
Expenses Paid per $1,000*	$4.76
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

May 31, 2006

Dear Shareholder:

For the six months ended April 30, 2006, Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio1 (the "Portfolio") had a gain of 6.92%, vs. an increase of 7.06% for the Russell 1000® Growth Index.2

Market Overview: GDP rebounds, market moves upward

The period was an overall positive one for US equities, supported by economic expansion and optimism over corporate earnings. While fourth quarter 2005 GDP growth was modest compared with earlier quarters, as the economy absorbed a severe hurricane season, growth rebounded: First quarter 2006 GDP rose at its highest quarterly rate in more than two years. Notwithstanding the period immediately following this report, investors' appetite for risk taking remained, in general, healthy during the semiannual period ended April 30, 2006. This occurred during a period of high energy costs, steadily rising interest rates and ongoing political tensions in the Middle East.

Most sectors of the market advanced, led by economically sensitive areas such as energy, materials and producer durables companies. In the large-capitalization area, value stocks outperformed growth stocks. Small-capitalization stocks outpaced larger cap stocks in general, extending a long period of small cap outperformance.

Strategic Review: Focus on company fundamentals

Stocks that aided the Portfolio's performance in the period included its producer durables, materials and consumer staples holdings. However, this was offset by underperformance from the Portfolio's health care stocks, including UnitedHealth Group in the managed care area. We decided to eliminate this position in the period, based on concerns about profitability catalysts as well as management compensation issues.

Our noteworthy recent portfolio activity included establishing a position in Autodesk (0.7% of the Portfolio's net assets as of April 30, 2006), a provider of software and multimedia tools used in mechanical design and other applications. We believe that the company is entering an upgrade cycle, from two-dimensional to three-dimensional products, that could support sales and income growth for an extended period.

In addition to UnitedHealth, our other sales included American International Group, a globally oriented financial services company specializing in insurance.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

We believe that the stock price had risen to fully reflect the company's emergence from previous difficulties.

Going forward, we will continue to adhere to our general strategy of seeking sectors and companies with the potential to outperform the overall market. We look for stocks available at a reasonable price relative to projected growth, while employing themes or patterns associated with growth companies, such as significant fundamental changes, generation of large free cash flows or company share-buyback programs.

Marian U. Pardo

Jeffrey T. Rose

The value of investments generally will fluctuate in response to market movements.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

1 Year	Since Inception	Inception Date
12.71%	0.94%	1/31/02

Average Annual Returns as of April 30, 20061

1 Year	Since Inception	Inception Date
14.50%	0.85%	1/31/02

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,069.20
Expenses Paid per $1,000*	$3.85
Hypothetical 5% Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,021.08
Expenses Paid per $1,000*	$3.76
Annualized Expense Ratios*	0.75%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral) and may vary over time.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report

April 30, 2006 (unaudited)

June 16, 2006

Dear Shareholder:

For the six months ended April 30, 2006, Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio1 (the "Portfolio") had a gain of 0.17%, vs. an increase of 0.56% for the Lehman Brothers Aggregate Bond Index.2

Market Overview: Rates continue to rise

The period was a slightly positive one for the US investment grade bond market in terms of total return, though bond prices were restrained by rising interest rates. The Federal Reserve continued its campaign to raise rates in small but steady increments, with the federal funds rate reaching 4.75% by the end of April 2006, up from 3.75% at the start of the period and 1.00% in June 2004.

The economy continued its growth trajectory despite the increase in interest rates (which can have a lagging effect on growth) along with higher energy costs. First quarter 2006 GDP rose at nearly a 5% annual rate, its highest quarterly rate in more than two years. Inflation remained within the Fed's comfort zone, but as of the end of the period was closer to its upper level of 2%, as measured by personal consumption expenditures. The best performing bonds in this environment tended to be lower-quality securities such as non-investment-grade corporate debt and emerging market bonds.

Strategic Review: Focus on issuer fundamentals

The Portfolio had a gain, but trailed its benchmark, despite our generally cautious approach to interest-rate risk (staying neutral to short with regard to the Portfolio's duration). We attribute this largely to the Portfolio's exposure to longer-dated corporate BBB rated bonds such as home builders. This was disappointing, as those holdings had mostly delivered on our optimistic industry and company-specific assumptions. For example, the underperformance of our home builder companies occurred despite a strong construction market, healthy earnings reports and upwardly revised earnings forecasts. In our view, these positives were countered by investor concerns over companies' shareholder-friendly uses of capital, with debt reduction less of a priority in many corporations.

In terms of noteworthy Portfolio adjustments, we opted to lower our weighting in BBB rated corporate bonds, ending the period with a slight underweighting in the category, vs. an overweighting we held in late 2005. While we continue to view corporate bonds as more compelling than Treasuries from a total return perspective, we have adopted a more neutral approach to lower-rated corporate securities based on financial trends within corporations. These include increased merger and acquisition activity, along with an ongoing corporate preference for

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

equity-shareholder friendly actions such as stock buybacks and higher dividends, as companies try to turn excess corporate cash into higher share prices. We continue to believe that attractive bonds exist among BBB rated corporates, but we also think that a highly selective approach is appropriate, and we remain focused on a bottom-up, fundamentals based strategy. We also continue to focus on asset-backed and commercial mortgage-backed securities for their diversification characteristics and total-return potential.

The Credit Suisse Fixed Income Management Team

Kevin D. Barry

Sheila Huang

Richard Avidon

Philip Wubbena

Fixed income investing entails credit risks and interest rate risks. Typically, when interest rates rise, the market value of fixed income securities generally decline and the share price of the fund can fall.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Average Annual Returns as of March 31, 20061

1 Year	Since Inception	Inception Date
1.60%	3.93%	5/01/02

Average Annual Returns as of April 30, 20061

1 Year	Since Inception	Inception Date
0.19%	3.81%	5/01/02

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Lehman Brothers US Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes US Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard & Poor's division of The McGraw-Hill Companies, Inc.; or Fitch IBCA Inc. Investors cannot invest directly in an index.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2006

Actual Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,001.70
Expenses Paid per $1,000*	$1.99
Hypothetical 5% Portfolio Return
Beginning Account Value 11/1/05	$1,000.00
Ending Account Value 4/30/06	$1,022.81
Expenses Paid per $1,000*	$2.01
Annualized Expense Ratios*	0.40%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Semiannual Investment Adviser's Report (continued)

April 30, 2006 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	64.0%
AA	3.0%
A	7.2%
BBB	8.0%
BB	1.0%
Subtotal	83.2%
Short-Term Investments	16.8%
Total	100.0%

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS (97.0%)
Aerospace & Defense (5.7%)
L-3 Communications Holdings, Inc.	5,800	$473,860
Precision Castparts Corp.	5,400	340,092
United Technologies Corp.	13,200	829,092
		1,643,044
Banks (12.8%)
Bank of America Corp.	25,210	1,258,483
Bank of New York Company, Inc.	3,600	126,540
Hudson City Bancorp, Inc.	26,603	356,746
Mercantile Bankshares Corp.	9,600	360,768
North Fork Bancorporation, Inc.	6,750	203,378
U.S. Bancorp	14,100	443,304
Wells Fargo & Co.	14,000	961,660
		3,710,879
Beverages (1.0%)
Coca-Cola Co.	6,800	285,328
Building Products (1.6%)
American Standard Companies, Inc.	10,700	465,771
Chemicals (0.7%)
Du Pont (E. I.) de Nemours & Co.	4,900	216,090
Communications Equipment (0.9%)
Motorola, Inc.	11,600	247,660
Computers & Peripherals (2.6%)
Dell, Inc.*	4,600	120,520
International Business Machines Corp.	7,700	634,018
		754,538
Diversified Financials (12.2%)
American Express Co.	3,700	199,097
Capital One Financial Corp.	4,700	407,208
Citigroup, Inc.	17,200	859,140
Freddie Mac	4,300	262,558
JPMorgan Chase & Co.	8,300	376,654
Lehman Brothers Holdings, Inc.	3,000	453,450
Morgan Stanley	9,100	585,130
SLM Corp.	7,300	386,024
		3,529,261
Diversified Telecommunications Services (4.5%)
ALLTEL Corp.	6,900	444,153
AT&T, Inc.	22,300	584,483
Sprint Nextel Corp.	11,200	277,760
		1,306,396

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Electric Utilities (3.8%)
Dominion Resources, Inc.	3,200	$239,584
Exelon Corp.	7,400	399,600
Mirant Corp.*	11,400	279,984
TXU Corp.	3,900	193,557
		1,112,725
Electrical Equipment (1.1%)
Emerson Electric Co.	3,600	305,820
Energy Equipment & Services (1.8%)
Halliburton Co.	4,300	336,045
Weatherford International, Ltd.*	3,500	185,255
		521,300
Food & Drug Retailing (1.2%)
CVS Corp.	12,200	362,584
Food Products (1.7%)
Kellogg Co.	10,800	500,148
Healthcare Providers & Services (1.0%)
Aetna, Inc.	7,400	284,900
Household Products (1.2%)
Procter & Gamble Co.	6,100	355,081
Industrial Conglomerates (3.6%)
3M Co.	3,600	307,548
General Electric Co.	21,200	733,308
		1,040,856
Insurance (7.8%)
Aflac, Inc.	7,600	361,304
Allstate Corp.	6,700	378,483
Hartford Financial Services Group, Inc.	9,700	891,721
St. Paul Travelers Companies, Inc.	14,600	642,838
		2,274,346
Machinery (1.5%)
Deere & Co.	4,900	430,122
Media (0.9%)
Time Warner, Inc.	15,700	273,180
Multiline Retail (1.5%)
Federated Department Stores, Inc.	1,900	147,915
Kohl's Corp.*	5,300	295,952
		443,867

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Oil & Gas (10.6%)
Chevron Corp.	15,400	$939,708
ConocoPhillips	5,500	367,950
Exxon Mobil Corp.	18,000	1,135,440
Newfield Exploration Co.*	7,400	330,040
Noble Energy, Inc.	6,600	296,868
		3,070,006
Paper & Forest Products (0.8%)
International Paper Co.	6,000	218,100
Personal Products (0.9%)
Alberto-Culver Co.	6,100	274,317
Pharmaceuticals (7.9%)
Abbott Laboratories	8,500	363,290
Johnson & Johnson	10,200	597,822
Pfizer, Inc.	35,100	889,083
Wyeth	9,200	447,764
		2,297,959
Real Estate (0.7%)
Liberty Property Trust	4,300	192,210
Semiconductor Equipment & Products (0.7%)
Applied Materials, Inc.	10,600	190,270
Software (0.9%)
Microsoft Corp.	11,000	265,650
Specialty Retail (3.0%)
Abercrombie & Fitch Co. Class A	2,400	145,752
Home Depot, Inc.	11,800	471,174
Office Depot, Inc.*	6,300	255,654
		872,580
Tobacco (2.4%)
Altria Group, Inc.	9,600	702,336
TOTAL COMMON STOCKS (Cost $24,108,625)		28,147,324
SHORT-TERM INVESTMENT (1.4%)	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.850%, 5/01/06 (Cost $403,000)	$403	403,000
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $24,511,625)		28,550,324
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)		466,281
NET ASSETS (100.0%)		$29,016,605

*  Non-income producing security.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS (94.7%)
Belgium (1.0%)
Beverages (1.0%)
InBev NV§	6,265	$315,491
TOTAL BELGIUM		315,491
Brazil (0.5%)
Metals & Mining (0.5%)
Companhia Vale do Rio Doce ADR*	3,123	160,897
TOTAL BRAZIL		160,897
Canada (1.1%)
Diversified Telecommunications Services (1.1%)
Rogers Communications, Inc. Class B§	7,700	325,646
TOTAL CANADA		325,646
Denmark (2.0%)
Pharmaceuticals (2.0%)
Novo Nordisk AS Series B	9,550	615,839
TOTAL DENMARK		615,839
Egypt (1.4%)
Telecommunications (1.4%)
Orascom Telecom Holding SAE GDR	8,143	437,279
TOTAL EGYPT		437,279
France (13.8%)
Automobiles (1.2%)
Renault SA§	3,044	352,521
Banks (2.4%)
Societe Generale§	4,822	734,849
Beverages (0.7%)
Pernod Ricard SA§	1,144	221,535
Insurance (2.2%)
Axa	18,650	681,820
Media (1.8%)
Lagardere S.C.A.§	6,588	543,267
Oil & Gas (2.0%)
Total SA§	2,223	612,530
Pharmaceuticals (1.0%)
Sanofi-Aventis§	3,316	312,205
Textiles & Apparel (2.5%)
LVMH Moet Hennessy Louis Vuitton SA§	7,281	764,988
TOTAL FRANCE		4,223,715

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Germany (6.6%)
Aerospace & Defense (1.5%)
MTU Aero Engines Holding AG*	12,743	$462,019
Auto Components (1.7%)
Continental AG§	4,417	525,017
Banks (1.1%)
Bayerische Hypo-und Vereinsbank AG*§	9,801	332,958
Electric Utilities (1.5%)
E.ON AG*§	3,836	466,017
Software (0.8%)
SAP AG	1,143	249,335
TOTAL GERMANY		2,035,346
Greece (1.5%)
Diversified Telecommunications Services (1.5%)
Hellenic Telecommunications Organization SA (OTE)*	20,000	447,206
TOTAL GREECE		447,206
India (1.0%)
Diversified Telecommunications Services (1.0%)
Bharti Tele-Ventures, Ltd.*	34,443	308,577
TOTAL INDIA		308,577
Israel (0.9%)
Pharmaceuticals (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR	7,000	283,500
TOTAL ISRAEL		283,500
Italy (3.9%)
Banks (2.9%)
SanPaolo IMI SpA§	35,031	656,657
UniCredito Italiano SpA§	30,426	228,820
		885,477
Oil & Gas (1.0%)
Eni SpA	10,280	314,098
TOTAL ITALY		1,199,575
Japan (21.4%)
Auto Components (1.3%)
Bridgestone Corp.	16,000	387,840
Banks (3.7%)
Mitsubishi UFJ Financial Group, Inc.	29	452,061
Mizuho Financial Group, Inc.	80	678,930
		1,130,991

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Japan
Chemicals (3.7%)
Kuraray Company, Ltd.§	30,500	$374,783
Shin-Etsu Chemical Company, Ltd.	13,000	747,709
		1,122,492
Diversified Financials (2.0%)
Daiwa Securities Group, Inc.§	45,000	619,598
Electronic Equipment & Instruments (1.5%)
Omron Corp.	16,800	466,558
Household Products (1.1%)
Uni-Charm Corp.§	6,100	348,400
Machinery (2.6%)
Komatsu, Ltd.	37,000	786,612
Specialty Retail (2.3%)
Yamada Denki Company, Ltd.	6,400	694,084
Trading Companies & Distributors (3.2%)
Sumitomo Corp.	67,000	998,673
TOTAL JAPAN		6,555,248
Luxembourg (1.2%)
Energy Equipment & Services (1.2%)
Stolt Offshore SA*§	22,000	357,923
TOTAL LUXEMBOURG		357,923
Mexico (1.3%)
Wireless Telecommunication Services (1.3%)
America Movil SA de CV ADR Series L	10,900	402,319
TOTAL MEXICO		402,319
Netherlands (3.9%)
Banks (2.5%)
ABN AMRO Holding NV§	26,055	773,464
Food Products (1.4%)
Royal Numico NV*	9,133	413,320
TOTAL NETHERLANDS		1,186,784
Norway (1.2%)
Banks (1.2%)
DNB NOR ASA§	25,800	356,609
TOTAL NORWAY		356,609
Singapore (1.4%)
Banks (1.4%)
United Overseas Bank, Ltd.§	42,685	440,076
TOTAL SINGAPORE		440,076

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
South Korea (3.0%)
Machinery (2.0%)
Samsung Heavy Industries Company, Ltd.	25,850	$611,291
Oil & Gas (1.0%)
S-Oil Corp.	3,990	309,042
TOTAL SOUTH KOREA		920,333
Spain (0.7%)
Tobacco (0.7%)
Altadis SA	4,765	225,885
TOTAL SPAIN		225,885
Sweden (2.1%)
Communications Equipment (1.4%)
Telefonaktiebolaget LM Ericsson§	116,180	410,830
Machinery (0.7%)
Sandvik AB§	3,405	220,856
TOTAL SWEDEN		631,686
Switzerland (4.3%)
Banks (2.5%)
UBS AG§	6,474	757,640
Pharmaceuticals (1.8%)
Novartis AG§	9,732	556,194
TOTAL SWITZERLAND		1,313,834
Taiwan (1.3%)
Semiconductor Equipment & Products (1.3%)
MediaTek, Inc.	35,000	409,016
TOTAL TAIWAN		409,016
Thailand (1.0%)
Banks (0.5%)
Bangkok Bank Public Company, Ltd.	48,800	154,398
Oil & Gas (0.5%)
Thai Oil Public Company, Ltd.	85,900	154,332
TOTAL THAILAND		308,730
United Kingdom (18.2%)
Aerospace & Defense (1.0%)
BAE Systems PLC	39,800	301,026
Banks (4.4%)
Barclays PLC	27,023	334,701
HSBC Holdings PLC	36,500	627,796
Royal Bank of Scotland Group PLC	12,339	400,028
		1,362,525

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Beverages (1.4%)
SABMiller PLC	21,018	$438,843
Commercial Services & Supplies (1.8%)
Capita Group PLC	18,057	153,164
Hays PLC	131,001	402,370
		555,534
Metals & Mining (2.3%)
BHP Billiton PLC	25,226	517,117
Vedanta Resources PLC	6,315	180,243
		697,360
Oil & Gas (2.1%)
BP PLC	53,539	652,346
Pharmaceuticals (2.9%)
AstraZeneca PLC	4,245	232,660
GlaxoSmithKline PLC	23,048	660,241
		892,901
Tobacco (1.1%)
Imperial Tobacco Group PLC	10,379	320,687
Wireless Telecommunication Services (1.2%)
Vodafone Group PLC	155,658	366,968
TOTAL UNITED KINGDOM		5,588,190
TOTAL COMMON STOCKS (Cost $19,664,031)		29,049,704
PREFERRED STOCK (0.6%)
Brazil (0.6%)
Metals & Mining (0.6%)
Companhia Vale do Rio Doce ADR (Cost $128,044)	4,000	177,920
SHORT-TERM INVESTMENTS (30.1%)
State Street Navigator Prime Portfolio§§	8,014,522	8,014,522
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.850%, 5/01/06	$1,233	1,233,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,247,522)		9,247,522
TOTAL INVESTMENTS AT VALUE (125.4%) (Cost $29,039,597)		38,475,146
LIABILITIES IN EXCESS OF OTHER ASSETS (-25.4%)		(7,800,806)
NET ASSETS (100.0%)		$30,674,340

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

INVESTMENT ABBREVIATIONS

  ADR  =  American Depositary Receipt

  GDR  =  Global Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS (89.8%)
Aerospace & Defense (7.8%)
Boeing Co.	2,800	$233,660
Lockheed Martin Corp.	1,600	121,440
Precision Castparts Corp.	3,100	195,238
United Technologies Corp.	3,600	226,116
		776,454
Banks (3.5%)
Hudson City Bancorp, Inc.	7,400	99,234
Northern Trust Corp.	2,100	123,669
Wells Fargo & Co.	1,800	123,642
		346,545
Beverages (3.4%)
Coca-Cola Co.	3,500	146,860
PepsiCo, Inc.	3,300	192,192
		339,052
Biotechnology (2.2%)
Genentech, Inc.*	1,500	119,565
Genzyme Corp.*	1,700	103,972
		223,537
Chemicals (2.0%)
Monsanto Co.	2,400	200,160
Commercial Services & Supplies (0.7%)
Avery Dennison Corp.	1,100	68,750
Communications Equipment (8.2%)
Cisco Systems, Inc.*	11,300	236,735
Comverse Technology, Inc.*	6,200	140,430
Corning, Inc.*	10,800	298,404
Motorola, Inc.	6,800	145,180
		820,749
Computers & Peripherals (3.4%)
Apple Computer, Inc.*	3,300	232,287
EMC Corp.*	8,200	110,782
		343,069
Diversified Financials (4.9%)
American Express Co.	2,800	150,668
Morgan Stanley	1,800	115,740
SLM Corp.	2,200	116,336
TD Ameritrade Holding Corp.	5,500	102,080
		484,824
Electrical Equipment (0.4%)
Rockwell Automation, Inc.	600	43,476

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (2.6%)
Broadcom Corp. Class A*	3,150	$129,496
Roper Industries, Inc.	2,800	132,888
		262,384
Energy Equipment & Services (2.9%)
Grant Prideco, Inc.*	2,200	112,640
Halliburton Co.	1,400	109,410
Weatherford International, Ltd.*	1,300	68,809
		290,859
Food & Drug Retailing (1.6%)
CVS Corp.	5,200	154,544
Food Products (0.9%)
Wm. Wrigley Jr. Co.	1,500	70,605
Wm. Wrigley Jr. Co. Class B	375	17,663
		88,268
Healthcare Equipment & Supplies (3.9%)
Dade Behring Holdings, Inc.	2,800	109,200
Hologic, Inc.*	1,300	61,971
IMS Health, Inc.	2,600	70,668
St. Jude Medical, Inc.*	3,800	150,024
		391,863
Healthcare Providers & Services (1.7%)
Aetna, Inc.	2,100	80,850
Omnicare, Inc.	1,600	90,736
		171,586
Hotels, Restaurants & Leisure (4.4%)
Cheesecake Factory, Inc.*	1,300	41,028
Harrah's Entertainment, Inc.	1,800	146,952
Penn National Gaming, Inc.*	2,800	114,016
Starbucks Corp.*	3,800	141,626
		443,622
Household Products (1.9%)
Procter & Gamble Co.	3,300	192,093
Industrial Conglomerates (0.8%)
3M Co.	900	76,887
Insurance (1.5%)
Genworth Financial, Inc. Class A	4,500	149,400
Internet & Catalog Retail (1.2%)
eBay, Inc.*	3,400	116,994

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Internet Software & Services (2.0%)
Google, Inc. Class A*	300	$125,382
Yahoo!, Inc.*	2,400	78,672
		204,054
IT Consulting & Services (2.2%)
CACI International, Inc. Class A*	1,800	112,572
NAVTEQ Corp.*	2,600	107,952
		220,524
Machinery (1.4%)
Deere & Co.	1,600	140,448
Media (1.5%)
Univision Communications, Inc. Class A*	4,100	146,329
Multiline Retail (1.6%)
Kohl's Corp.*	2,900	161,936
Oil & Gas (2.4%)
Hugoton Royalty Trust	221	6,097
Newfield Exploration Co.*	1,700	75,820
XTO Energy, Inc.	3,700	156,695
		238,612
Pharmaceuticals (5.1%)
Barr Pharmaceuticals, Inc.*	2,000	121,100
Forest Laboratories, Inc.*	3,500	141,330
Medco Health Solutions, Inc.*	1,900	101,137
Wyeth	3,000	146,010
		509,577
Semiconductor Equipment & Products (1.1%)
Applied Materials, Inc.	2,400	43,080
Maxim Integrated Products, Inc.	2,000	70,520
		113,600
Software (7.1%)
Adobe Systems, Inc.*	5,130	201,096
Autodesk, Inc.*	1,700	71,468
Electronic Arts, Inc.*	1,900	107,920
Microsoft Corp.	9,900	239,085
Red Hat, Inc.*§	3,100	91,109
		710,678
Specialty Retail (2.2%)
Best Buy Company, Inc.	1,150	65,159
Home Depot, Inc.	3,800	151,734
		216,893

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Tobacco (0.9%)
Altria Group, Inc.	1,200	$87,792
Wireless Telecommunication Services (2.4%)
American Tower Corp. Class A*	5,500	187,770
NII Holdings, Inc.*	800	47,920
		235,690
TOTAL COMMON STOCKS (Cost $7,645,116)		8,971,249
SHORT-TERM INVESTMENTS (6.0%)
State Street Navigator Prime Portfolio§§	75,000	75,000
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.850%, 5/01/06	$520	520,000
TOTAL SHORT-TERM INVESTMENTS (Cost $595,000)		595,000
TOTAL INVESTMENTS AT VALUE (95.8%) (Cost $8,240,116)		9,566,249
OTHER ASSETS IN EXCESS OF LIABILITIES (4.2%)		421,727
NET ASSETS (100.0%)		$9,987,976

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments

April 30, 2006 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (16.9%)
Aerospace & Defense (0.7%)
$65	Goodrich Corp., Notes	(BBB- , Baa3)	04/15/08	7.500	$67,325
Banks (1.3%)
40	Bank of America Corp., Global Notes	(AA- , Aa2)	10/01/10	4.250	38,145
25	Bank of America Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/06 @ $104.04)‡	(A , Aa3)	12/31/26	8.070	26,364
25	Bank of New York Company, Inc., Senior Subordinated Notes (Callable 03/15/08 @ $100.00)#	(A , A1)	03/15/13	3.400	24,059
40	USB Capital IX, Company Guaranteed Notes (Callable 04/15/11 @ $100.00)#	(A , A1)	04/15/42	6.189	39,568
					128,136
Commercial Services (1.5%)
45	Cendant Corp., Units	(BBB+ , Baa1)	08/17/06	4.890	44,819
15	Erac USA Finance Co., Rule 144A, Notes‡	(BBB+ , Baa1)	05/15/06	6.625	15,005
90	Steelcase, Inc., Global Senior Notes	(BBB- , Ba1)	11/15/06	6.375	89,838
					149,662
Diversified Financials (5.4%)
45	Ameriprise Financial, Inc., Senior Unsecured Notes	(A- , A3)	11/15/10	5.350	44,473
50	Citigroup, Inc., Global Subordinated Notes	(A+ , Aa2)	09/15/14	5.000	47,435
70	General Electric Capital Corp., Series MTNA, Global Notes	(AAA , Aaa)	06/15/12	6.000	71,672
20	General Motors Acceptance Corp., Global Notes	(BB , Ba1)	05/15/09	5.625	18,747
35	Goldman Sachs Group, Inc., Global Notes	(A+ , Aa3)	01/15/15	5.125	33,157
15	JPMorgan Chase & Co., Global Notes§	(A+ , Aa3)	03/01/15	4.750	13,957
60	Morgan Stanley, Global Subordinated Notes	(A , A1)	04/01/14	4.750	55,578
65	OMX Timber Finance Investment LLC, Rule 144A, Company Guaranteed Notes (Callable 10/31/19 @ $100.00)‡#	(A+ , Aa3)	01/29/20	5.420	60,997
30	Residential Capital Corp., Company Guaranteed Notes	(BBB- , Baa3)	11/21/08	6.125	29,888
52	Residential Capital Corp., Company Guaranteed Notes	(BBB- , Baa3)	02/22/11	6.000	50,988
60	SLM Corp., Series MTNA, Global Notes	(A , A2)	01/15/09	4.000	57,721
55	Wachovia Capital Trust III, Bank Guaranteed Notes (Callable 03/15/11 @ $100.00)#	(A- , A2)	03/15/42	5.800	53,977
					538,590
Electric (1.3%)
17	American Electric Power Company, Inc., Series A, Global Notes	(BBB , Baa2)	05/15/06	6.125	17,005
15	Dominion Resources, Inc., Series A, Notes	(BBB+ , Baa1)	11/15/06	3.660	14,863
25	FPL Group Capital, Inc., Notes§	(A- , A2)	02/16/07	4.086	24,757
25	PacifiCorp, First Mortgage Notes§	(A- , A3)	11/15/11	6.900	26,580
50	TXU Corp., Global Senior Notes	(BB+ , Ba1)	11/15/14	5.550	46,714
					129,919

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Healthcare-Services (0.2%)
$20	WellPoint, Inc., Global Unsecured Notes§	(BBB+ , Baa1)	01/15/11	5.000	$19,504
Insurance (1.4%)
40	American International Group, Inc., Global Notes§#	(AA , Aa)	05/15/13	4.250	36,675
50	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes	(AAA , Aaa)	01/15/10	4.125	47,763
40	Nationwide Mutual Insurance Co., Rule 144A, Bonds (Callable 04/15/14 @ $100.00)‡	(A- , A2)	04/15/34	6.600	37,605
20	Progressive Corp., Senior Notes	(A+ , A1)	12/01/32	6.250	19,883
					141,926
Investment Company (0.3%)
25	Frank Russell Co., Rule 144A, Company Guaranteed Notes‡	(AAA , Aa1)	01/15/09	5.625	25,189
Media (1.0%)
16	Comcast Cable Communications Holdings, Inc., Global Company Guaranteed Notes	(BBB+ , Baa2)	03/15/13	8.375	17,935
30	Comcast Corp., Company Guaranteed Notes	(BBB+ , Baa2)	06/15/16	4.950	27,202
30	Cox Communications, Inc., Global Notes	(BBB- , Baa3)	12/15/14	5.450	28,446
10	Time Warner, Inc., Global Company Guaranteed Notes	(BBB+ , Baa2)	05/01/32	7.700	10,961
15	Viacom, Inc., Rule 144A, Senior Notes‡	(BBB , Baa3)	04/30/11	5.750	14,912
					99,456
Oil & Gas (1.4%)
35	Amerada Hess Corp., Notes	(BBB- , Ba1)	08/15/31	7.300	38,148
50	Enterprise Products Operating LP, Series B, Global Senior Notes	(BB+ , Baa3)	10/15/34	6.650	48,722
25	Pemex Project Funding Master Trust, Rule 144A, Company Guaranteed Notes‡#	(BBB , Baa1)	06/15/10	6.210	25,687
25	XTO Energy, Inc., Notes	(BBB- , Baa3)	06/30/15	5.300	23,855
					136,412
Pharmaceuticals (0.2%)
25	Bristol-Myers Squibb Co., Notes§	(A+ , A1)	08/15/13	5.250	24,322
Real Estate (0.3%)
30	EOP Operating LP, Notes§	(BBB+ , Baa2)	10/01/10	4.650	28,788
Retail (0.1%)
15	Home Depot, Inc., Global Senior Unsecured Notes	(AA , Aa3)	03/01/16	5.400	14,637
Telecommunications (1.8%)
25	AT&T, Inc., Global Notes	(A , A2)	09/15/34	6.150	23,624
20	Motorola, Inc., Notes	(BBB+ , Baa2)	11/16/07	4.608	19,784
20	Nextel Communications, Inc., Series E, Senior Notes	(A- , Baa2)	10/31/13	6.875	20,551

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)			Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Telecommunications
	$20	SBC Communications, Inc., Global Notes	(A , A2)	09/15/14	5.100	$18,861
	55	Sprint Capital Corp., Global Company Guaranteed Notes	(BBB- , Baa3)	03/15/32	8.750	68,441
	30	Verizon Communications, Inc., Global Senior Notes	(A , A3)	02/15/16	5.550	28,680
						179,941
		TOTAL CORPORATE BONDS (Cost $1,733,969)				1,683,807
ASSET BACKED SECURITIES	(8.3%)
	70	Asset Backed Funding Certificates, Series 2005-AQ1, Class A4#	(AAA , Aaa)	06/25/35	5.010	65,341
	35	Asset Backed Funding Certificates, Series 2005-AQ1, Class M1#	(AA , Aa)	06/25/35	5.240	32,640
	95	CDC Mortgage Capital Trust, Series 2003-HE4, Class M2#	(A , A2)	03/25/34	6.609	96,882
	35	CIT Group Home Equity Loan Trust, Series 2003-1, Class M1	(AA , Aa2)	10/20/32	4.670	34,150
	9	Countrywide Asset-Backed Certificates, Series 2003-BC1, Class A1#	(AAA , Aaa)	03/25/33	5.359	8,849
	50	Countrywide Asset-Backed Certificates, Series 2005-4, Class MF2	(AA , Aa2)	10/25/35	5.136	47,967
	19	Countrywide Home Equity Loan Trust, Series 2002-C, Class A#	(AAA , Aaa)	05/15/28	5.141	19,094
	105	Finance America Mortgage Loan Trust, Series 2004-2, Class M1#	(AA+ , Aa1)	08/25/34	5.509	105,552
	10	Greenpoint Home Equity Loan Trust, Series 2003-1, Class A#	(AAA , Aaa)	04/15/29	5.171	10,287
	120	GSAA Home Equity Trust, Series 2005-12, Class AF4#	(AAA , Aaa)	09/25/35	5.344	113,644
	35	Ixis Real Estate Capital Trust, Series 2005-HE2, Class M1#	(AA , Aa1)	09/25/35	5.389	35,220
	55	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1	(BBB , Baa2)	07/15/14	6.800	57,836
	50	Morgan Stanley ABS Capital I, Series 2004-NC3, Class B3#	(BBB- , Baa3)	03/25/34	7.959	50,635
	60	Popular ABS Mortgage Pass-Through Trust, Series 2005-1, Class AF4#	(AAA , Aaa)	05/25/35	4.608	57,769
	29	SLM Student Loan Trust, Series 2000-1, Class A2L#	(AAA , Aaa)	01/25/13	5.280	29,264
	55	Soundview Home Equity Loan Trust, Series 2005-B, Class M8#	(BBB , Baa2)	05/25/35	6.704	55,163
	3	Vanderbilt Mortgage Finance, Series 1998-C, Class 1B1	(BBB , Baa)	02/07/15	6.970	3,032
		TOTAL ASSET BACKED SECURITIES (Cost $838,837)				823,325

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
MORTGAGE-BACKED SECURITIES (59.5%)
$50	Bank of America Commercial Mortgage, Inc., Series 2005-2, Class A2	(AAA , Aaa)	07/10/43	4.247	$49,108
75	Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4#	(AAA , Aaa)	09/10/47	5.354	72,470
25	Bank of America Large Loan, Series 2006-LAQ, Class K#	(BBB- , Baa3)	02/09/21	5.923	25,000
45	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-LXR1, Class H#	(BBB- , Baa3)	09/15/18	6.101	45,084
339	Fannie Mae Pool #256183‡‡	(AAA , Aaa)	02/01/36	6.500	341,853
204	Fannie Mae Pool #357739	(AAA , Aaa)	03/01/35	6.000	203,547
66	Fannie Mae Pool #703337	(AAA , Aaa)	04/01/33	5.500	64,602
40	Fannie Mae Pool #713667	(AAA , Aaa)	07/01/33	5.000	38,037
76	Fannie Mae Pool #725231	(AAA , Aaa)	02/01/34	5.000	72,118
97	Fannie Mae Pool #725866‡‡	(AAA , Aaa)	09/01/34	4.500	89,067
99	Fannie Mae Pool #733389	(AAA , Aaa)	08/01/33	5.000	93,830
131	Fannie Mae Pool #735196#^^	(AAA , Aaa)	11/01/34	3.991	129,931
130	Fannie Mae Pool #758789	(AAA , Aaa)	12/01/33	5.500	126,351
96	Fannie Mae Pool #772297	(AAA , Aaa)	03/01/34	5.500	93,206
105	Fannie Mae Pool #790724	(AAA , Aaa)	09/01/34	5.500	102,401
108	Fannie Mae Pool #797894	(AAA , Aaa)	04/01/35	5.000	102,558
114	Fannie Mae Pool #826514	(AAA , Aaa)	07/01/35	6.000	113,138
147	Fannie Mae Pool #826821‡‡	(AAA , Aaa)	08/01/35	5.000	139,194
84	Fannie Mae Pool #849706	(AAA , Aaa)	06/01/35	6.000	83,924
213	Fannie Mae Pool #851037‡‡	(AAA , Aaa)	12/01/35	5.000	201,380
126	First Horizon Mortgage Pass-Through Trust, Series 2006-AR1, Class 2A1#	(AAA , Aaa)	05/25/36	5.918	126,533
200	FNMA TBA	(AAA , Aaa)	05/01/21	5.500	198,469
420	FNMA TBA	(AAA , Aaa)	05/01/36	5.000	397,199
470	FNMA TBA	(AAA , Aaa)	05/01/36	5.500	456,487
490	FNMA TBA	(AAA , Aaa)	05/01/36	6.500	498,192
100	Freddie Mac Global Bonds	(AAA , Aaa)	06/18/14	5.250	99,560
200	Freddie Mac Global Notes^^	(AAA , Aaa)	02/17/09	4.875	198,748
120	Freddie Mac Global Notes	(AAA , Aaa)	11/15/13	4.875	116,898
95	Freddie Mac Pool #A23629	(AAA , Aaa)	06/01/34	5.000	89,840
37	Freddie Mac Pool #B11354	(AAA , Aaa)	12/01/18	5.000	36,293
150	GE Capital Commercial Mortgage Corp., Series 2006-C1, Class AM#	(AAA , Aaa)	03/10/44	5.519	145,881
105	GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class B, Subordinated Bond	(AAA , Aaa)	04/15/29	6.703	106,943
325	GNMA TBA	(AAA , Aaa)	05/01/36	5.500	318,932
150	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A5	(AAA , Aaa)	04/15/30	5.150	144,003
205	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class AM#	(AAA , Aaa)	02/15/31	5.217	196,530
63	Master Specialized Loan Trust, Series 2005-3, Class A2, Mortgage Pass Through Certificates#	(AAA , Aaa)	11/25/35	5.704	62,662

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
MORTGAGE-BACKED SECURITIES
$80	Morgan Stanley Capital I, Series 2006-HQ8, Class AM#	(AAA , Aaa)	03/12/44	5.610	$78,495
94	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21#	(AAA , Aaa)	09/25/34	5.380	92,910
102	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21#	(AAA , Aaa)	01/25/36	6.009	102,678
138	Residential Funding Mortgage Securities I, Series 2006-SA1, Class 1A1#	(AAA , Aaa)	02/25/36	5.686	137,392
149	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1#	(AAA , Aaa)	04/25/36	5.552	148,402
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $6,032,747)				5,939,846
FOREIGN BONDS (1.0%)
Electric (0.2%)
20	Compania Nacional de Transmision Electrica SA, Global Senior Notes (Chile)§	(A- , Baa1)	04/15/11	7.875	21,363
Insurance (0.2%)
20	Everest Reinsurance Holdings, Notes (Bermuda)	(A- , A3)	10/15/14	5.400	18,999
Miscellaneous Manufacturing (0.3%)
30	Tyco International Group SA, Yankee Company Guaranteed Notes (Luxembourg)	(BBB+ , Baa3)	10/15/11	6.375	30,887
Oil & Gas (0.1%)
10	Canadian Natural Resources, Ltd., Yankee Notes (Canada)§	(BBB+ , Baa1)	07/15/11	6.700	10,410
Pipelines (0.2%)
15	Trans-Canada Pipelines, Ltd., Yankee Bonds (Canada)	(A- , A2)	01/15/15	4.875	14,106
	TOTAL FOREIGN BONDS (Cost $100,157)				95,765
UNITED STATES TREASURY OBLIGATIONS (10.7%)
50	United States Treasury Bonds§	(AAA , Aaa)	02/15/23	7.125	60,008
385	United States Treasury Bonds§	(AAA , Aaa)	02/15/31	5.375	390,895
140	United States Treasury Bonds§	(AAA , Aaa)	02/15/36	4.500	125,858
14	United States Treasury Notes§	(AAA , Aaa)	09/30/06	2.500	13,863
75	United States Treasury Notes§	(AAA , Aaa)	02/29/08	4.625	74,684
120	United States Treasury Notes§	(AAA , Aaa)	11/15/08	4.375	118,589
65	United States Treasury Notes§	(AAA , Aaa)	02/15/12	4.875	64,782
75	United States Treasury Notes§	(AAA , Aaa)	11/15/12	4.000	70,945
150	United States Treasury Notes§	(AAA , Aaa)	02/15/16	4.500	143,508
	TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $1,118,378)				1,063,132
Number of Shares
SHORT-TERM INVESTMENTS (32.5%)
	1,310,675	State Street Navigator Prime Portfolio§§			1,310,675

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Schedule of Investments (continued)

April 30, 2006 (unaudited)

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENTS
$1,590	Federal Home Loan Bank Discount Notes^^	05/19/06	4.809	$1,586,256
335	State Street Bank and Trust Co. Euro Time Deposit	05/01/06	3.850	335,000
15	United States Treasury Bills‡‡	05/11/06	4.310	14,981
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,246,912)			3,246,912
	TOTAL INVESTMENTS AT VALUE (128.9%) (Cost $13,071,000)			12,852,787
LIABILITIES IN EXCESS OF OTHER ASSETS (-28.9%)				(2,878,264)
NET ASSETS (100.0%)				$9,974,523

INVESTMENT ABBREVIATIONS

  MTNA  =  Medium Term Note, Series A

  TBA  =  To Be Announced

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to a value of $205,759 or 2.06% of net assets.

‡‡  Collateral segregated for futures contracts.

^^  Collateral segregated for TBA securities.

#  Variable rate obligations — The interest rate shown is the rate as of April 30, 2006.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Assets and Liabilities

April 30, 2006 (unaudited)

	Large Cap Value Portfolio	International Focus Portfolio	Capital Appreciation Portfolio	Investment Grade Fixed Income Portfolio
Assets
Investments at value, including collateral for securities on loan of $0, $8,014,522, $75,000, and $1,310,675, respectively (Cost $24,511,625, $29,039,597, $8,240,116, and $13,071,000, respectively) (Note 2)	$28,550,324	$38,475,146[1]	$9,566,249[2]	$12,852,787[3]
Cash	413	636	444	150,348
Foreign currency at value (cost $0, $171,825, $0,and $0 respectively) (Note 2)	—	174,120	—	—
Receivable for investments sold	520,590	545,140	427,442	824,053
Receivable for fund shares sold	605,446	—	599,932	—
Dividend and interest receivable	23,375	92,151	9,758	64,611
Receivable from investment adviser (Note 3)	—	—	1,735	5,038
Prepaid expenses and other assets	11,958	4,827	8,247	2,134
Total Assets	29,712,106	39,292,020	10,613,807	13,898,971
Liabilities
Advisory fee payable (Note 3)	6,317	10,198	—	—
Administrative services fee payable (Note 3)	6,722	7,194	3,361	4,777
Payable upon return of securities loaned (Note 2)	—	8,014,522	75,000	1,310,675
Payable for investments purchased	661,859	562,147	529,570	2,572,054
Directors' fee payable	1,022	1,022	1,022	1,022
Variation margin payable (Note 2)	—	—	—	16,481
Other accrued expenses payable	19,581	22,597	16,878	19,439
Total Liabilities	695,501	8,617,680	625,831	3,924,448
Net Assets
Capital stock, $0.001 par value (Note 6)	24,842	2,282	966	1,054
Paid-in capital (Note 6)	24,718,684	166,740,713	10,353,664	10,359,659
Undistributed net investment income (loss)	106,556	138,982	8,844	(640)
Undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	127,824	(145,646,411)	(1,701,631)	(178,331)
Net unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	4,038,699	9,438,774	1,326,133	(207,219)
Net Assets	$29,016,605	$30,674,340	$9,987,976	$9,974,523
Shares outstanding	24,841,561	2,282,185	966,488	1,053,826
Net asset value, offering price, and redemption price per share	$1.17	$13.44	$10.33	$9.47

1  Including $7,626,949 of securities on loan.

2  Including $73,475 of securities on loan.

3  Including $1,284,045 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Operations

For the Six Months Ended April 30, 2006 (unaudited)

	Large Cap Value Portfolio	International Focus Portfolio	Capital Appreciation Portfolio	Investment Grade Fixed Income Portfolio
Investment Income (Note 2)
Dividends	$292,921	$293,531	$35,509	$—
Interest	7,164	18,717	6,767	244,498
Securities lending	55	8,069	64	1,496
Foreign taxes withheld	(196)	(18,776)	—	—
Total investment income	299,944	301,541	42,340	245,994
Expenses
Investment advisory fees (Note 3)	104,567	123,633	22,328	14,751
Administrative services fees (Note 3)	28,777	31,179	13,478	22,660
Registration fees	12,740	14,602	15,106	16,984
Audit and tax fees	8,785	10,698	8,006	8,111
Printing fees (Note 3)	6,737	5,586	4,387	4,912
Legal fees	5,461	5,620	5,197	5,718
Custodian fees	3,635	11,172	3,069	9,938
Directors' fees	2,211	2,211	2,211	2,211
Insurance expense	1,808	1,845	1,474	1,532
Transfer agent fees	569	1,101	308	106
Commitment fees (Note 4)	361	414	107	130
Miscellaneous expense	3,119	8,189	2,834	2,879
Total expenses	178,770	216,250	78,505	89,932
Less: fees waived and expenses reimbursed (Note 3)	(74,203)	(69,437)	(45,013)	(70,265)
Net expenses	104,567	146,813	33,492	19,667
Net investment income	195,377	154,728	8,848	226,327
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain (loss) from investments	2,647,301	2,617,242	239,452	(105,291)
Net realized loss from futures contracts	—	—	—	(24,481)
Net realized loss from foreign currency transactions	(8)	(11,454)	—	(8,616)
Net change in unrealized appreciation (depreciation) from investments	(97,406)	3,169,644	329,317	(92,583)
Net change in unrealized appreciation (depreciation) from futures contracts	—	—	—	13,275
Net change in unrealized appreciation (depreciation) from foreign currency translations	—	4,901	—	4,136
Net realized and unrealized gain (loss) from investments, futures contracts and foreign currency related items	2,549,887	5,780,333	568,769	(213,560)
Net increase in net assets resulting from operations	$2,745,264	$5,935,061	$577,617	$12,767

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Statements of Changes in Net Assets

	Large Cap Value Portfolio		International Focus Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
From Operations
Net investment income	$195,377	$367,599	$154,728	$591,768
Net realized gain (loss) from investments, futures contracts and foreign currency transactions	2,647,293	2,424,743	2,605,788	8,737,446
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(97,406)	822,220	3,174,545	(1,998,961)
Net increase in net assets resulting from operations	2,745,264	3,614,562	5,935,061	7,330,253
From Dividends
Dividends from net investment income	(362,275)	(407,178)	(664,128)	(1,655,323)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,294,490	1,317,491	743,757	302,905
Reinvestment of dividends	362,274	407,178	561,640	1,527,634
Net asset value of shares redeemed	(2,807,605)	(6,512,995)	(4,562,595)	(34,034,442)
Net increase (decrease) in net assets from capital share transactions	(150,841)	(4,788,326)	(3,257,198)	(32,203,903)
Net increase (decrease) in net assets	2,232,148	(1,580,942)	2,013,735	(26,528,973)
Net Assets
Beginning of period	26,784,457	28,365,399	28,660,605	55,189,578
End of period	$29,016,605	$26,784,457	$30,674,340	$28,660,605
Undistributed net investment income (loss)	$106,556	$273,454	$138,982	$648,382

See Accompanying Notes to Financial Statements.

	Capital Appreciation Portfolio		Investment Grade Fixed Income Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
From Operations
Net investment income	$8,848	$20,105	$226,327	$407,423
Net realized gain (loss) from investments, futures contracts and foreign currency transactions	239,452	155,027	(138,388)	16,232
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	329,317	305,696	(75,172)	(291,936)
Net increase in net assets resulting from operations	577,617	480,828	12,767	131,719
From Dividends
Dividends from net investment income	(8,108)	(12,001)	(244,410)	(431,696)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,105,630	3,726,884	350,000	—
Reinvestment of dividends	8,108	12,000	244,445	431,696
Net asset value of shares redeemed	(551,872)	(1,154,171)	—	(400,000)
Net increase (decrease) in net assets from capital share transactions	1,561,866	2,584,713	594,445	31,696
Net increase (decrease) in net assets	2,131,375	3,053,540	362,802	(268,281)
Net Assets
Beginning of period	7,856,601	4,803,061	9,611,721	9,880,002
End of period	$9,987,976	$7,856,601	$9,974,523	$9,611,721
Undistributed net investment income (loss)	$8,844	$8,104	$(640)	$17,443

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002	2001
Per share data
Net asset value, beginning of period	$1.07	$0.96	$0.87	$0.76	$0.85	$11.01
INVESTMENT OPERATIONS
Net investment income	0.01[1]	0.01[1]	0.01	0.01	0.01	0.01[1]
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.10	0.11	0.09	0.11	(0.09)	(0.28)
Total from investment operations	0.11	0.12	0.10	0.12	(0.08)	(0.27)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)
Distributions from net realized gains	—	—	—	—	—	(9.86)
Total dividends and distributions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(9.89)
Net asset value, end of period	$1.17	$1.07	$0.96	$0.87	$0.76	$0.85
Total return[2]	10.76%	12.98%	11.81%	15.48%	(9.68)%	(4.34)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$29,017	$26,784	$28,365	$29,445	$32,099	$3,005
Ratio of expenses to average net assets	0.75%[3]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.40%[3]	1.31%	1.32%	1.26%	0.85%	1.16%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.53%[3]	0.53%	0.57%	0.55%	0.63%	2.17%
Portfolio turnover rate	42%	60%	49%	56%	72%	45%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002	2001
Per share data
Net asset value, beginning of period	$11.32	$9.73	$8.92	$7.19	$8.13	$17.61
INVESTMENT OPERATIONS
Net investment income	0.06[1]	0.16[1]	0.13[1]	0.09[1]	0.07[1]	0.09
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.32	1.75	0.97	1.69	(1.01)	(3.18)
Total from investment operations	2.38	1.91	1.10	1.78	(0.94)	(3.09)
LESS DISTRIBUTIONS AND DISTRIBUTIONS
Dividends from net investment income	(0.26)	(0.32)	(0.05)	(0.05)	—	(0.21)
Distributions from net realized gains	—	—	(0.24)	—	—	(6.18)
Total dividends and distributions	(0.26)	(0.32)	(0.29)	(0.05)	—	(6.39)
Net asset value, end of period	$13.44	$11.32	$9.73	$8.92	$7.19	$8.13
Total return[2]	21.28%	19.95%	12.50%	24.90%	(11.56)%	(26.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$30,674	$28,661	$55,190	$161,971	$44,565	$95,622
Ratio of expenses to average net assets	0.95%[3]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.00%[3]	1.55%	1.38%	1.17%	0.87%	0.61%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%[3]	0.38%	0.22%	0.22%	0.39%	0.23%
Portfolio turnover rate	30%	55%	98%	151%	161%	134%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$9.67	$8.94	$8.65	$7.37	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)	0.01	0.02	(0.02)	0.00[2]	0.00[2]
Net gain (loss) on investments (both realized and unrealized)	0.66	0.73	0.31	1.28	(2.63)
Total from investment operations	0.67	0.75	0.29	1.28	(2.63)
LESS DIVIDENDS
Dividends from net investment income	(0.01)	(0.02)	0.00[2]	—	—
Net asset value, end of period	$10.33	$9.67	$8.94	$8.65	$7.37
Total return[3]	6.92%	8.42%	3.37%	17.37%	(26.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$9,988	$7,857	$4,803	$9,502	$9,311
Ratio of expenses to average net assets	0.75%[4]	0.75%	0.75%	0.75%	0.75%[4]
Ratio of net investment income (loss) to average net assets	0.20%[4]	0.29%	(0.14)%	0.01%	(0.07)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.01%[4]	1.25%	1.40%	1.03%	0.76%[4]
Portfolio turnover rate	43%	104%	80%	108%	56%

1  For the period January 31, 2002 (inception date) through October 31, 2002.

2  Total is less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2006	For the Year Ended October 31,
	(unaudited)	2005	2004	2003	2002[1,2]
Per share data
Net asset value, beginning of period	$9.69	$9.98	$10.18	$10.24	$10.00
INVESTMENT OPERATIONS
Net investment income	0.22	0.41	0.30	0.34	0.17
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.20)	(0.27)	0.21	0.09	0.24
Total from investment operations	0.02	0.14	0.51	0.43	0.41
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.43)	(0.32)	(0.36)	(0.17)
Distributions from net realized gains	—	—	(0.39)	(0.13)	—
Total dividends and distributions	(0.24)	(0.43)	(0.71)	(0.49)	(0.17)
Net asset value, end of period	$9.47	$9.69	$9.98	$10.18	$10.24
Total return[3]	0.17%	1.38%	5.23%	4.37%	4.15%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$9,975	$9,612	$9,880	$11,550	$16,562
Ratio of expenses to average net assets	0.40%[4]	0.40%	0.40%	0.40%	0.40%[4]
Ratio of net investment income to average net assets	4.60%[4]	4.08%	3.01%	2.94%	3.27%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.43%[4]	1.42%	1.36%	1.28%	1.05%[4]
Portfolio turnover rate	229%	414%	459%	629%	172%

1  For the period May 1, 2002 (inception date) through October 31, 2002.

2  As required, effective November 1, 2001, the Portfolio adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements

April 30, 2006 (unaudited)

Note 1. Organization

The Credit Suisse Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers four managed investment funds. The Large Cap Value Portfolio ("Large Cap Value"), the International Focus Portfolio ("International Focus") the Capital Appreciation Portfolio ("Capital Appreciation"), and the Investment Grade Fixed Income Portfolio ("Investment Grade Fixed Income"), are each classified as diversified, (each a "Portfolio" and collectively, the "Portfolios"). The Fund was incorporated under the laws of the State of Maryland on May 14,1992.

Investment objectives for each Portfolio are as follows: Large Cap Value and Investment Grade Fixed Income seek total return; Capital Appreciation and International Focus seek long-term capital appreciation.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Each Portfolio's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Portfolios may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for Large Cap Value, Capital Appreciation and International Focus. Dividends from net investment income are declared daily and paid monthly for Investment Grade Fixed Income. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is each Portfolio's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolios, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolios' custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — Each Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

I) TBA PURCHASE COMMITMENTS — Each Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

J) FUTURES — Each Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, each Portfolio is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At April 30, 2006, Investment Grade Fixed Income had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation (Depreciation)
Government of Canada 10 Year Bonds Futures	3	06/21/06	$301,792	$295,167	$(6,625)
Federal Republic of Germany 10 Year Bonds Futures	3	06/08/06	447,851	436,771	(11,080)
U.S. Treasury 5 Year Notes Futures	6	06/30/06	624,683	624,938	255
			1,374,326	1,356,876	(17,450)
Australia Treasury 10 Year Bond Futures	(3)	06/15/06	(236,030)	(232,689)	3,341
U.K. Treasury Bonds Futures	(2)	06/28/06	(409,910)	(398,792)	11,118
U.S. Treasury 10 Year Notes Futures	(11)	06/21/06	(1,169,117)	(1,161,359)	7,758
U.S. Treasury 2 Year Notes Futures	(1)	06/30/06	(203,714)	(203,734)	(20)
U.S. Treasury 20 Year Bonds Futures	(1)	06/21/06	(113,090)	(106,844)	6,246
			(2,131,861)	(2,103,418)	28,443
			$(757,535)	$(746,542)	$10,993

K) OPTIONS — Investment Grade Fixed Income may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Portfolio may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity/index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price.

There were no transactions in written options for puts and calls for the six months ended April 30, 2006.

L) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by each Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 2. Significant Accounting Policies

Portfolios' securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolios to act as the Portfolios' securities lending agent. The Portfolios' securities lending arrangement provides that the Portfolios and SSB will share the net income earned from securities lending activities. For the six months ended April 30, 2006, total earnings from Large Cap Value, International Focus, Capital Appreciation and Investment Grade Fixed Income's investment in cash collateral received in connection with security lending arrangements was $2,099, $132,160, $3,200 and $31,319, respectively, of which $2,023, $120,498, $3,109 and $29,213, respectively, was rebated to borrowers (brokers). Large Cap Value, International Focus, Capital Appreciation and Investment Grade Fixed Income retained $55, $8,069, $64 and $1,496 in income, respectively, from the cash collateral investment and SSB, as lending agent, was paid $21, $3,593, $27 and $610, respectively. The Portfolios may also be entitled to certain minimum amounts of income from their securities lending activities. Securities lending income is accrued as earned.

M) OTHER — The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or gains are earned.

Each Portfolio may invest up to 15% (except International Focus, which may invest up to 10%) of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for each Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from each Portfolio based on the fee schedules below:

Portfolio	Annual Rate
Large Cap Value	0.75% of average daily net assets
International Focus	0.80% of average daily net assets
Capital Appreciation	0.50% of average daily net assets
Investment Grade Fixed Income	0.30% of average daily net assets

For the six months ended April 30, 2006, investment advisory fees earned, voluntarily waived and expenses reimbursed for each Portfolio were as follows:

Portfolio	Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursement
Large Cap Value	$104,567	$(74,203)	$30,364	$—
International Focus	123,633	(69,437)	54,196	—
Capital Appreciation	22,328	(22,328)	—	(22,685)
Investment Grade Fixed Income	14,751	(14,751)	—	(55,514)

Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolios. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets. For the six months ended April 30, 2006, co-administration services fees earned by CSAMSI were as follows:

Portfolio	Co-Administration Fee
Large Cap Value	$13,942
International Focus	15,454
Capital Appreciation	4,466
Investment Grade Fixed Income	4,917

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2006, co-administration services fees earned by SSB (including out-of-pocket fees) were as follows:

Portfolio	Co-Administration Fee
Large Cap Value	$14,835
International Focus	15,725
Capital Appreciation	9,012
Investment Grade Fixed Income	17,743

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolios to provide certain financial printing and fulfillment services. For the six months ended April 30, 2006, Merrill was paid for its services to the Portfolios as follows:

Portfolio	Amount
Large Cap Value	$206
International Focus	206
Capital Appreciation	206
Investment Grade Fixed Income	206

Note 4. Line of Credit

The Portfolios, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participate in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal funds rate plus 0.50%. At April 30, 2006, and during the six months ended April 30, 2006, the Portfolios had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investments		U.S. Government and Agency Obligations
Portfolio	Purchases	Sales	Purchases	Sales
Large Cap Value	$11,516,603	$12,378,105	$—	$—
International Focus	8,690,053	12,715,994	—	—
Capital Appreciation	4,266,285	3,662,951	—	—
Investment Grade Fixed Income	3,274,116	3,569,464	21,231,016	19,650,922

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 5. Purchases and Sales of Securities

As of April 30,2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows:

Portfolio	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Large Cap Value	$24,511,625	$4,337,726	$(299,027)	$4,038,699
International Focus	29,039,597	9,449,746	(14,197)	9,435,549
Capital Appreciation	8,240,116	1,458,522	(132,389)	1,326,133
Investment Grade Fixed Income	13,071,000	6,205	(224,418)	(218,213)

Note 6. Capital Share Transactions

The Fund is authorized to issue up to sixteen billion full and fractional shares of common stock of separate series having a par value of $.001 per share. Shares of four series have been classified, which constitute the interest in the Portfolios. Transactions in shares of each Portfolio were as follows:

	Large Cap Value Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
Shares sold	2,044,250	1,267,062
Shares issued in reinvestment of dividends	326,373	395,318
Shares redeemed	(2,486,873)	(6,204,055)
Net decrease	(116,250)	(4,541,675)
	International Focus Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
Shares sold	63,225	29,012
Shares issued in reinvestment of dividends	46,882	147,597
Shares redeemed	(359,411)	(3,315,963)
Net decrease	(249,304)	(3,139,354)
	Capital Appreciation Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
Shares sold	206,528	395,389
Shares issued in reinvestment of dividends	794	1,221
Shares redeemed	(53,341)	(121,511)
Net increase	153,981	275,099

Credit Suisse Institutional Fund, Inc.

Notes to Financial Statements (continued)

April 30, 2006 (unaudited)

Note 6. Capital Share Transactions

	Investment Grade Fixed Income Portfolio
	For the Six Months Ended April 30, 2006 (unaudited)	For the Year Ended October 31, 2005
Shares sold	36,082	—
Shares issued in reinvestment of dividends	25,410	43,651
Shares redeemed	—	(41,280)
Net increase	61,492	2,371

On April 30, 2006, the number of shareholders that held 5% or more of the outstanding shares of each Portfolio was as follows:

Portfolio	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap Value	1	96%
International Focus	3	87%
Capital Appreciation	2	93%
Investment Grade Fixed Income	1	100%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, each Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors with respect to the Large Cap Value Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.75% for the Portfolio ("Contractual Advisory Fee"), which was reduced to 0.18% after voluntary fee waivers and/or expense reimbursements ("Net Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the one-, two-, three-, four- and five-year performance of the Portfolio, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the data for the funds included in the Performance Group and the Performance Universe.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Portfolio and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Institutional Fund, Inc. — Large Cap Value Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  As the Contractual Advisory Fee was below the median for the Portfolio's Expense Group and the Net Advisory Fee was the lowest in the Expense Group, the fee was considered reasonable.

•  The Portfolio's one- and two-year performance was higher than the median of the Portfolio's Performance Universe and the Lipper index of comparable funds. For the Performance Group, one-year performance was in a reasonable range (within one standard deviation) below the median and two-year performance was higher than the median. The Portfolio's five-year performance was higher than the median of the Performance Universe. Performance for the three- and four-year periods lagged the Performance Group and Performance Universe. The Board was encouraged by the steps Credit Suisse had taken to improve performance.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement is typical of, and consistent with, those provided to similar mutual funds by other investment advisers. The Board understood that Credit Suisse had addressed or was in the process of addressing any performance issues.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors with respect to the International Focus Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.80% for the Portfolio ("Contractual Advisory Fee"), which was reduced to 0.58% after voluntary fee waivers and/or expense reimbursements ("Net Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the one-, two- and three-year performance of the Portfolio, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the data for the funds included in the Performance Group and the Performance Universe.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Portfolio and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Institutional Fund, Inc. — International Focus Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was lower than the median and the Net Advisory Fee was among the lowest in the Expense Group and thus were considered reasonable.

•  The Portfolio's one-year performance was above the median of the Performance Group and Performance Universe, and the two- and three-year performance was within a reasonable range (within one standard deviation) below the median of the Performance Group and Performance Universe. Performance for other periods lagged the Performance Group and Performance Universe. The Board had previously identified the need to address the Portfolio's performance, and understood that Credit Suisse was in the process of addressing performance issues.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement is typical of, and consistent with, those provided to similar mutual funds by other investment advisers. The Board understood that Credit Suisse is addressing performance issues.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors with respect to the Capital Appreciation Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided. The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered that Credit Suisse Asset Management, LLC ("Credit Suisse") had waived the entire advisory fee ("Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the one-, two- and three-year performance of the Portfolio, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Portfolio and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated

Credit Suisse Institutional Fund, Inc. — Capital Appreciation Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee and the Net Advisory Fee were the lowest in the Portfolio's Expense Group and were considered reasonable.

•  The Portfolio's one-year performance was above the median of the Portfolio's Performance Group and Performance Universe. Its two-and three-year performance was above the median of the Performance Universe and in a reasonable range (within one standard deviation) below the median of the Performance Group. The Board had previously identified the need to address the Portfolio's performance and noted that Credit Suisse was addressing performance issues.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Board understood that Credit Suisse is addressing performance issues.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fees, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Board Approval of Advisory Agreements (unaudited)

In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, considered the following factors with respect to the Investment Grade Fixed Income Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.30% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided. The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered that Credit Suisse Asset Management, LLC ("Credit Suisse") had waived the entire advisory fee ("Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the one-, two- and three-year performance of the Portfolio, along with comparisons, for all presented periods, both to the relevant performance group ("Performance Group") and universe

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

The Board reviewed information comparing the performance of various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Portfolio and its identified benchmark over various time periods.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Institutional Fund, Inc. — Investment Grade Fixed Income Portfolio

Board Approval of Advisory Agreements (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee and the Net Advisory Fee were the lowest in the Portfolio's Expense Group.

•  The Portfolio's one-year performance was above the median for the Portfolio's Performance Group and Performance Universe. The Portfolio's two year performance was slightly below the median for the Performance Group and above the median for the Performance Universe and the Portfolio's three-year performance was within a reasonable range (within one standard deviation) below the median in the Performance Group and Performance Universe. The Board had previously identified the need to address the Portfolio's performance. The Board acknowledged that new portfolio managers had taken over the Portfolio in April.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Board understood that Credit Suisse was addressing performance issues.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fees, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Institutional Fund, Inc.

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 17, 2006.

Credit Suisse Institutional Fund, Inc.

Proxy Voting and Portfolio Holdings Information

Information regarding how each Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that each Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  INSTFUND-SAR-0406

Item 2. Code of Ethics.
This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.
This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

3

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
This item is not applicable to the registrant.

Item 6. Schedule of Investments.
Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.
The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective

4

based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE INSTITUTIONAL FUND, INC.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	July 5, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2006

6